UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  Capital and Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
       Executive Officer, Capital and Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Capital and Income
Strategies Fund, Inc.


Annual Report
December 31, 2004


Capital and Income Strategies Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.

This report, including the financial information herein, is transmitted to shareholders of Capital and Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Capital and Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Capital and Income Strategies Fund, Inc.



The Benefits and Risks of Leveraging


Capital and Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Portfolio Holdings as of December 31, 2004


                                           Percent of
                                             Total
Asset Mix                                 Investments

Common Stocks                                54.3%
Preferred Stocks                              22.0
Fixed Income Securities                       14.7
Capital Trusts                                6.2
Trust Preferred                               2.4
Other*                                        0.4

* Includes portfolio holdings in short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Managers


Since its inception through December 31, 2004, the Fund has outpaced the total return performance of its composite benchmark while also providing shareholders with attractive income.


How has the Fund performed since its inception in light of the existing market and economic conditions?

The Fund was introduced on April 30, 2004, amid market uncertainty fueled by geopolitical concerns, rising oil prices, rising short-term interest rates and somewhat mixed economic data in the United States.

From April 30, 2004, through December 31, 2004, the Common Stock of Capital and Income Strategies Fund, Inc. had net annualized yields of 3.46% and 3.92%, based on a year-end per share net asset value of $20.76 and a per share market price of $18.32, and $.484 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.30%, based on a change in per share net asset value from $19.10 to $20.76, and assuming reinvestment of all distributions.

For the same period, the Fund's composite benchmark returned +9.69%,* while its comparable Lipper category of Income and Preferred Stock Funds had an average return of +13.57%. (Funds in this Lipper category normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments, or funds in the category may invest primarily in preferred securities, often considering tax-code implications.)

Relative to the benchmark, the Fund's allocation to preferred securities drove most of the positive performance. This was largely due to strong security selection, a consistent underweight to the agency sector and an overweight position in cash. As Treasury issues sold off in April and May, the Fund was able to invest much of the cash at higher yields. In the quarter ended September 30, 2004, the Fund also generated income from its option (call-writing) program. This strategy also was particularly helpful during the Fund's ramp-up phase, which concluded at the end of May. Essentially, the call-writing program generated additional income, thereby helping the Fund to meet its goal of providing shareholders with quarterly distributions at an annualized rate of 6% of the initial public offering price per share. In the quarter ended December 31, 2004, the call-writing program did not generate income, as the equity market rallied and the Fund closed the program. The Fund's common stock and emerging market components slightly underperformed their respective benchmarks during the period, although both allocations contributed positive returns and income.


* The Fund's composite benchmark is a blend of the Merrill Lynch
  Preferred Stock, DRD Eligible Index; the JP Morgan Emerging
  Markets Bond Global Index; three-month LIBOR; and the S&P 500
  Barra Value Index.


For the six-month period ended December 31, 2004, the total investment return on the Fund's Common Stock was +9.27%, based on a change in per share net asset value from $19.63 to $20.76, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


How has the Fund been managed since its inception?

The Fund was created with the following strategic allocation: 55% equities, 30% preferred stock (eligible for either qualified dividend income or dividends received deduction), 10% short-term investment grade bonds, and 5% emerging market bonds. The Fund has the flexibility to vary the asset allocation from time to time based on market and economic conditions or relative valuation and yield considerations. The Fund was initiated in May with a tactical allocation that substituted short-term emerging market debt for short-term investment grade debt. This was based on the Fund's belief that short-term emerging market debt offered the potential for additional income and price appreciation. Over the course of the period, the Fund maintained its equity, preferred, emerging market and short-term bond allocations at approximately the same weightings as the benchmark.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



At December 31, 2004, the Fund was approximately 31% leveraged. For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

Despite outstanding corporate earnings in 2004, expectations for continued solid earnings in 2005, and generally strong worldwide economies, several concerns weighed on the markets at period-end. Specifically, in China - a country that has been a vital catalyst for global growth - it appears the government is attempting to orchestrate an economic slowdown in an effort to control inflation. In the United States, uncertainty over the future pace of economic growth, interest rate and energy price increases, and geopolitical events continues to weigh on the market.

Nevertheless, while the U.S. economy may have reached its high-water mark, as measured by year-over-year earnings growth, this may not signal the end of the stock market uptrend. Hence, the Fund maintains a 55% allocation to stocks, with a current bias toward dividend-paying stocks. Within the equity portion of the portfolio, the Fund is overweight relative to the composite benchmark in the consumer staples, information technology, energy and materials sectors, and underweight in financials, consumer discretionary, telecommunications, utilities and healthcare.

Generally speaking, we anticipate higher Treasury yields over the course of 2005 and foresee a continued favorable domestic and international credit environment. As such, the Fund maintains a 30% allocation to preferred securities. Within the preferred allocation, we ended the period with a short duration position relative to the benchmark. (Duration is a measure of a Fund's sensitivity to interest rate movements. Generally, the longer an investment's duration, the more that investment's value will fluctuate with increases in interest rates. Therefore, we believe a short duration profile is prudent in this rising interest rate environment.) The preferred allocation is more diversified in sectors relative to the benchmark which, while positive from a credit diversification perspective, leaves the Fund underweight in the utilities and bank sectors. The average credit-quality rating of the portfolio was A3 at period-end.

In terms of the Fund's emerging market allocation, most of the risks going forward are likely to be found in the global economy, global interest rates, oil and commodity prices, and geopolitical factors. If the world economy were to see a rapid increase in global interest rates, it is likely to occur in the context of a boom in world growth, in which emerging market economies would be major beneficiaries. Such a development would result in emerging market credit upgrades and spread compression, which should offset the initial increase in U.S. Treasury yields. This reaction seems logical from a historical perspective, as there tends to be little medium-term statistical correlation between U.S. Treasury yields and emerging market bond returns. Based on this scenario, the Fund remains neutral to its intermediate-term to long-term emerging market bond allocation and continues its allocation to short-term emerging market debt.

Last, the Fund had closed the call-writing strategy by year-end.
Going forward, we will continue to monitor market conditions to evaluate the prudent use of the call-writing strategy.


Brian Fullerton
Vice President and Co-Portfolio Manager


Kevin Rendino
Vice President and Co-Portfolio Manager,
Equity Investments


Robert J. Martorelli
Vice President and Co-Portfolio Manager,
Equity Investments


John Burger
Vice President and Co-Portfolio Manager,
Fixed Income Investments


Romualdo Roldan
Vice President and Co-Portfolio Manager,
Fixed Income Investments


Patrick Maldari
Vice President and Co-Portfolio Manager,
Fixed Income Investments


January 19, 2005



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Preferred Securities

                               Face
Industry++                   Amount    Capital Trusts                                                              Value
Commercial              $ 3,000,000    Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)                    $    3,708,483
Banks--3.8%               3,000,000    Lloyds TSB Bank Plc, 6.90% (d)                                             3,147,300
                          3,000,000    Westpac Capital Trust III, 5.819% (a)(c)(d)                                3,145,950
                                                                                                             --------------
                                                                                                                 10,001,733

Diversified Financial     3,000,000    Mizuho JGB Investment LLC, 9.87% (a)(c)(d)                                 3,509,553
Services--3.8%            3,000,000    SB Treasury Co. LLC, 9.40% (a)(c)(d)                                       3,456,213
                          3,000,000    Svensk Exportkredit AB, 6.375% (a)(d)                                      3,036,984
                                                                                                             --------------
                                                                                                                 10,002,750

Electric Utilities--      3,000,000    Avista Capital Trust III, 6.50% due 4/01/2034 (c)                          3,052,500
1.1%

                                       Total Investments in Capital Trusts (Cost--$21,981,118)--8.7%             23,056,983



                             Shares
                               Held    Preferred Stocks
Capital Markets--           120,000    Lehman Brothers Holdings, Inc., 6.50%                                      3,256,800
2.4%                        120,000    Lehman Brothers Holdings, Inc. Series G, 3% (c)                            3,048,756
                                                                                                             --------------
                                                                                                                  6,305,556

Commercial                   60,000    Banco Santander Central Hispano SA, 6.41%                                  1,555,800
Banks--3.2%                 160,000    Royal Bank of Scotland Group Plc Series L, 5.75%                           3,921,600
                              3,000    SG Preferred Capital II, 6.302%                                            3,144,000
                                                                                                             --------------
                                                                                                                  8,621,400

Consumer                    190,151    MBNA Corp. Series B, 5.50% (c)                                             4,919,206
Finance--1.8%

Diversified Financial       160,000    Prudential Plc, 6.75%                                                      4,148,800
Services--1.6%

Electric Utilities--         11,109    Connecticut Light & Power, 5.28%                                             523,859
4.3%                         11,394    Delmarva Power & Light, 4.20%                                                919,710
                             21,250    Delmarva Power & Light, 4.28%                                              1,748,478
                             60,000    Duquesne Light Co., 6.50%                                                  3,150,000
                            120,000    Interstate Power & Light Co. Series B, 8.375%                              4,020,000
                             12,400    Public Service Electric & Gas Series E, 5.28%                              1,128,400
                                                                                                             --------------
                                                                                                                 11,490,447

Food Products--3.0%           5,000    General Mills, Inc., 4.50%                                                 4,835,000
                                 30    HJ Heinz Finance Co., 6.226% (a)                                           3,229,689
                                                                                                             --------------
                                                                                                                  8,064,689

Gas Utilities--2.1%         195,000    Southern Union Co., 7.55%                                                  5,450,250

Insurance--6.7%             200,000    ACE Ltd. Series C, 7.80%                                                   5,336,000
                            100,000    Genworth Financial, Inc. Series A, 5.25%                                   5,137,500
                             60,000    RenaissanceRe Holdings Ltd. Series C, 6.08%                                1,432,200
                              2,660    Zurich RegCaPS Funding Trust, 6.01% (a)(c)                                 2,702,560
                              3,200    Zurich RegCaPS Funding Trust, 6.58% (a)(c)                                 3,312,000
                                                                                                             --------------
                                                                                                                 17,920,260

Oil & Gas--2.1%              54,500    Apache Corp. Series B, 5.68%                                               5,710,581

Real Estate--0.5%            52,000    Alexandria Real Estate Equities, Inc. Series C, 8.375%                     1,376,440

Thrifts & Mortgage           85,000    Fannie Mae, 7%                                                             4,818,438
Finance--3.2%                25,000    Fannie Mae Series I, 5.375%                                                1,112,500
                             59,350    Fannie Mae Series L, 5.125%                                                2,538,399
                                                                                                             --------------
                                                                                                                  8,469,337

                                       Total Investments in Preferred Stocks (Cost--$78,730,350)--30.9%          82,476,966


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Preferred Securities (concluded)

                               Face
Industry++                   Amount    Trust Preferred                                                             Value
Diversified Financial   $ 5,000,000    ABN AMRO North America Capital Funding Trust I, 6.968%
Services--2.1%                         due 9/15/2010 (c)                                                     $    5,545,315

Gas Utilities--1.2%       3,000,000    Southwest Gas Capital II, 7.70% due 9/15/2043                              3,263,199

                                       Total Investments in Trust Preferred (Cost--$8,393,298)--3.3%              8,808,514

                                       Total Investments in Preferred Securities (Cost--$109,104,766)--42.9%    114,342,463


                                       Fixed Income Securities
Beverages--0.3%             650,000    Coca-Cola Femsa SA de CV, 8.95% due 11/01/2006                               710,938

Commercial                1,000,000    Banco Nacional de Desenvolvimento Economico e Social, 11.25%
Banks--3.7%                            due 9/20/2005                                                              1,052,500
                            450,000    Bancomext Trust Division, 11.25% due 5/30/2006                               502,875
                            700,000    Bangko Sentral ng Pilipinas, 9% due 11/14/2005                               754,250
                          1,500,000    Bangkok Bank Public Company Ltd. (Hong Kong), 8.75% due 3/15/2007          1,637,874
                            500,000    Export Credit Bank of Turkey AS, 11.50% due 2/25/2005                        505,300
                            700,000    The Export-Import Bank of Korea, 4.25% due 11/27/2007                        703,779
                            300,000    ICICI Bank Limited, 4.75% due 10/22/2008                                     300,136
                            572,000    Industrial Bank of Korea, 3.50% due 9/26/2005                                574,233
                                       Korea Development Bank:
                            465,000        7.25% due 5/15/2006                                                      489,664
                            575,000        5.25% due 11/16/2006                                                     591,259
                          1,080,000    MDM Bank, 10.75% due 12/16/2005                                            1,106,028
                          1,070,000    Sberbank, 3.86% due 10/24/2006                                             1,077,811
                            465,000    Siam Commercial Bank Public Company of Singapore, 7.50% due
                                       3/15/2006                                                                    484,012
                                                                                                             --------------
                                                                                                                  9,779,721

Diversified Financial     1,440,000    AC International Finance Ltd., 8.75% due 1/17/2005                         1,440,932
Services--1.9%              750,000    Aries Vermoegensverwaltungs GmbH, 9.60% due 10/25/2014 (a)                   922,500
                            175,000    Excelcomindo Finance Company BV, 8% due 1/27/2009                            183,969
                            560,000    Morgan Stanley (Gazprom), 9.625% due 3/01/2013                               663,992
                          1,075,000    Open Joint Stock Company Vimpel-Communication, 10.45% due 4/26/2005        1,075,000
                            750,000    Salomon Bros. (Gazprom), 9.125% due 4/25/2007                                816,825
                                                                                                             --------------
                                                                                                                  5,103,218

Diversified                 750,000    Cellco Finance NV, 12.75% due 8/01/2005                                      780,000
Telecommunication         1,410,000    Philippine Long Distance Telephone, 9.25% due 6/30/2006                    1,491,075
Services--1.4%              500,000    Telefonica de Argentina SA, 9.875% due 7/01/2006                             530,000
                            600,000    Telefonos de Mexico SA de CV, 8.25% due 1/26/2006                            629,902
                            430,000    Telekom Malaysia Berhad, 7.125% due 8/01/2005                                441,790
                                                                                                             --------------
                                                                                                                  3,872,767

Electric Utilities--      1,000,000    Centrais Eletricas Brasileiras SA (Eletrobras), 12% due 6/09/2005          1,036,300
0.7%                        250,000    Electricidad de Caracas Finance BV, 10.25% due 10/15/2014 (a)                261,875
                            500,000    Singapore Power Limited, 7.25% due 4/28/2005                                 506,885
                                                                                                             --------------
                                                                                                                  1,805,060

Food Products--             100,000    Cosan SA Industria e Comercio, 9% due 11/01/2009 (a)                         104,500
0.0%



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                               Face
Industry++                   Amount    Fixed Income Securities                                                     Value
Foreign Government      $   580,000    Argentina Government International Bond, 1.98% due 8/03/2012           $     493,000
Obligations--10.8%                     Brazilian Government International Bond:
                            500,000        9.625% due 7/15/2005                                                     516,500
                          1,140,000        10.25% due 1/11/2006                                                   1,214,100
                            450,000        10% due 1/16/2007                                                        498,825
                            725,000        11.50% due 3/12/2008                                                     850,787
                            725,000        14.50% due 10/15/2009                                                    966,715
                            290,000        10% due 8/07/2011                                                        336,110
                            639,711        3.125% due 4/15/2012                                                     609,325
                            585,000        10.125% due 5/15/2027                                                    666,022
                            200,000        8.25% due 1/20/2034                                                      194,700
                            200,000        11% due 8/17/2040                                                        237,300
                            260,000    Bulgaria Government International Bond, 8.25% due 1/15/2015                  326,924
                            230,000    Chile Government International Bond, 6.875% due 4/28/2009                    255,829
                                       Colombia Government International Bond:
                          1,440,000        10.50% due 6/13/2006                                                   1,576,800
                            290,000        9.75% due 4/23/2009                                                      330,600
                            280,000        10% due 1/23/2012                                                        323,400
                            360,000    Ecuador Government International Bond, 12% due 11/15/2012                    367,200
                            965,000    Indonesia Government International Bond, 7.75% due 8/01/2006               1,010,838
                            180,000    Malaysia Government International Bond, 8.75% due 6/01/2009                  213,516
                                       Mexico Government International Bond:
                            450,000        9.875% due 1/15/2007                                                     506,025
                            140,000        8.625% due 3/12/2008                                                     158,900
                            870,000        2.753% due 1/13/2009 (c)                                                 881,745
                            435,000        9.875% due 2/01/2010                                                     534,615
                            500,000        8.375% due 1/14/2011                                                     587,250
                            360,000        6.375% due 1/16/2013                                                     383,400
                            200,000        5.875% due 1/15/2014                                                     204,900
                            390,000        8.30% due 8/15/2031                                                      457,080
                            100,000        7.50% due 4/08/2033                                                      108,000
                            435,000    Panama Government International Bond, 8.875% due 9/30/2027                   478,500
                                       Peru Government International Bond:
                            240,000        9.125% due 2/21/2012                                                     279,600
                            140,000        4.50% due 3/07/2017                                                      130,900
                                       Philippine Government International Bond:
                          1,000,000        4.129%* due 10/03/2005                                                   965,000
                            250,000        5.625% due 11/19/2006                                                    254,829
                            435,000        9.875% due 3/16/2010                                                     473,062
                            175,000        9.875% due 1/15/2019                                                     179,375
                             65,000        10.625% due 3/16/2025                                                     69,387
                                       Russia Government International Bond:
                          1,000,000        8.75% due 7/24/2005                                                    1,027,400
                            375,000        10% due 6/26/2007                                                        423,788
                            100,000        10% due 6/26/2007 (Regulation S)                                         113,010
                            775,000        11% due 7/24/2018 (Regulation S)                                       1,083,605
                            580,000        5% due 3/31/2030                                                         599,952
                            225,000    South Africa Government International Bond, 7.375% due 4/25/2012             257,625
                                       Turkey Government International Bond:
                          1,000,000        10% due 9/19/2007 (a)                                                  1,126,250
                            500,000        10.50% due 1/13/2008                                                     572,500
                            580,000        11.50% due 1/23/2012                                                     745,300
                            250,000        11% due 1/14/2013                                                        318,125
                            340,000        8% due 2/14/2034                                                         352,750


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                               Face
Industry++                   Amount    Fixed Income Securities                                                     Value
Foreign Government                     Ukraine Government International Bond:
Obligations             $   200,000        6.875% due 3/04/2011                                              $      205,040
(concluded)                 250,000        7.65% due 6/11/2013 (a)                                                  266,250
                            310,000        7.65% due 6/11/2013 (Regulation S)                                       331,080
                            260,099    Uruguay Government International Bond, 7.875% due 1/15/2033                  230,838
                                       Venezuela Government International Bond:
                          1,071,381        3.625% due 12/18/2007                                                  1,066,023
                            900,000        9.125% due 6/18/2007                                                     976,500
                            725,000        10.75% due 9/19/2013                                                     868,187
                            175,000        8.50% due 10/08/2014                                                     185,500
                            275,000        9.25% due 9/15/2027                                                      290,125
                                                                                                             --------------
                                                                                                                 28,680,907

Gas Utilities--0.2%         500,000    Gazprom International SA, 7.201% due 2/01/2020 (a)                           528,750

Media--0.2%                 500,000    Grupo Televisa SA, 8.625% due 8/08/2005                                      517,500

Oil & Gas--0.7%                        Petrobras Energia SA:
                            250,000        9% due 1/30/2007                                                         266,875
                            780,000        6.56% due 10/04/2007                                                     803,400
                            530,000    Petroleos Mexicanos, 6.50% due 2/01/2005                                     531,696
                            325,000    Petroliam Nasional Berhad, 7.75% due 8/15/2015                               396,281
                                                                                                             --------------
                                                                                                                  1,998,252

Paper & Forest              250,000    SINO-FOREST Corp., 9.125% due 8/17/2011 (a)                                  273,125
Products--0.1%

Road & Rail--0.1%           294,000    MTR Corp., 7.25% due 10/01/2005                                              302,674

Wireless                  1,425,000    Total Access Communication Public Co. Ltd., 8.375% due 11/04/2006          1,538,863
Telecommunication
Services--0.6%

                                       Total Investments in Fixed Income Securities
                                       (Cost--$53,209,044)--20.7%                                                55,216,275


                             Shares
                               Held    Common Stocks
Aerospace                    92,300    Honeywell International, Inc.                                              3,268,343
& Defense--4.7%              68,600    Lockheed Martin Corp.                                                      3,810,730
                            137,800    Raytheon Co.                                                               5,350,774
                                                                                                             --------------
                                                                                                                 12,429,847

Automobiles--0.4%            70,900    Ford Motor Co.                                                             1,037,976

Beverages--0.6%              73,500    Coca-Cola Enterprises, Inc.                                                1,532,475

Capital Markets--            88,000    The Bank of New York Co., Inc.                                             2,940,960
4.5%                         20,800    Goldman Sachs Group, Inc.                                                  2,164,032
                             72,300    Mellon Financial Corp.                                                     2,249,253
                             85,100    Morgan Stanley                                                             4,724,752
                                                                                                             --------------
                                                                                                                 12,078,997

Chemicals--1.8%              99,700    EI Du Pont de Nemours & Co.                                                4,890,285

Commercial                   91,100    Bank of America Corp.                                                      4,280,789
Banks--5.4%                  57,100    Wachovia Corp.                                                             3,003,460
                            115,200    Wells Fargo & Co.                                                          7,159,680
                                                                                                             --------------
                                                                                                                 14,443,929


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                             Shares
Industry++                     Held    Common Stocks                                                               Value
Communications              144,700    3Com Corp. (b)                                                        $      603,399
Equipment--1.6%             313,300    Lucent Technologies, Inc. (b)                                              1,178,008
                             83,200    Motorola, Inc.                                                             1,431,040
                             74,400    Nokia OYJ                                                                  1,165,848
                                                                                                             --------------
                                                                                                                  4,378,295

Computers &                 166,800    Hewlett-Packard Co.                                                        3,497,796
Peripherals--3.2%            36,100    International Business Machines Corp.                                      3,558,738
                            260,700    Sun Microsystems, Inc. (b)                                                 1,402,566
                                                                                                             --------------
                                                                                                                  8,459,100

Diversified Financial       144,390    Citigroup, Inc.                                                            6,956,710
Services--4.9%              154,072    JPMorgan Chase & Co.                                                       6,010,349
                                                                                                             --------------
                                                                                                                 12,967,059

Diversified                 111,200    BCE, Inc.                                                                  2,683,256
Telecommunication           171,700    SBC Communications, Inc.                                                   4,424,709
Services--4.4%              114,900    Verizon Communications, Inc.                                               4,654,599
                                                                                                             --------------
                                                                                                                 11,762,564

Electric Utilities--3.2%     52,000    Consolidated Edison, Inc.                                                  2,275,000
                             33,500    FPL Group, Inc.                                                            2,504,125
                            111,400    The Southern Co.                                                           3,734,128
                                                                                                             --------------
                                                                                                                  8,513,253

Energy Equipment &           70,400    Diamond Offshore Drilling                                                  2,819,520
Services--3.3%               97,000    GlobalSantaFe Corp.                                                        3,211,670
                             67,000    Halliburton Co.                                                            2,629,080
                                                                                                             --------------
                                                                                                                  8,660,270

Food & Staples               91,000    Albertson's, Inc.                                                          2,173,080
Retailing--0.8%

Food Products--4.4%          46,600    ConAgra Foods, Inc.                                                        1,372,370
                             52,500    General Mills, Inc.                                                        2,609,775
                             76,800    Kraft Foods, Inc.                                                          2,734,848
                             79,900    Sara Lee Corp.                                                             1,928,786
                             44,500    Unilever NV                                                                2,968,595
                                                                                                             --------------
                                                                                                                 11,614,374

Health Care Equipment        67,900    Baxter International, Inc.                                                 2,345,266
& Supplies--0.9%

Health Care Providers        18,900    AmerisourceBergen Corp.                                                    1,109,052
& Services--0.4%

Hotels, Restaurants          90,300    McDonald's Corp.                                                           2,895,018
& Leisure--1.1%

Household                   101,100    Koninklijke Philips Electronics NV                                         2,679,150
Durables--1.0%

Household                    67,400    Kimberly-Clark Corp.                                                       4,435,594
Products--1.7%



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                             Shares
Industry++                     Held    Common Stocks                                                               Value
IT Services--0.9%            45,000    Electronic Data Systems Corp.                                         $    1,039,500
                            145,900    Unisys Corp. (b)                                                           1,485,262
                                                                                                             --------------
                                                                                                                  2,524,762

Insurance--4.5%              44,800    The Allstate Corp.                                                         2,317,056
                             61,200    American International Group, Inc.                                         4,019,004
                             33,500    Hartford Financial Services Group, Inc.                                    2,321,885
                             92,100    The St. Paul Travelers Cos., Inc.                                          3,414,147
                                                                                                             --------------
                                                                                                                 12,072,092

Media--6.2%                 110,100    Comcast Corp. Special Class A (b)                                          3,615,684
                            234,800    Liberty Media Corp. Class A (b)                                            2,578,104
                            207,600    Time Warner, Inc. (b)                                                      4,035,744
                            106,600    Viacom, Inc. Class B                                                       3,879,174
                             90,300    Walt Disney Co.                                                            2,510,340
                                                                                                             --------------
                                                                                                                 16,619,046

Metals & Mining--           110,300    Alcoa, Inc.                                                                3,465,626
1.3%

Multi-Utilities              90,600    Energy East Corp.                                                          2,417,208
& Unregulated
Power--0.9%

Oil & Gas--5.5%              33,300    Anadarko Petroleum Corp.                                                   2,158,173
                            202,400    Exxon Mobil Corp.                                                         10,375,024
                             34,800    Royal Dutch Petroleum Co.                                                  1,996,824
                                                                                                             --------------
                                                                                                                 14,530,021

Paper & Forest               73,500    International Paper Co.                                                    3,087,000
Products--2.0%               34,900    Weyerhaeuser Co.                                                           2,345,987
                                                                                                             --------------
                                                                                                                  5,432,987

Personal Products--          53,400    The Gillette Co.                                                           2,391,252
0.9%

Pharmaceuticals--2.9%        54,200    Abbott Laboratories                                                        2,528,430
                             54,600    GlaxoSmithKline Plc                                                        2,587,494
                            129,000    Schering-Plough Corp.                                                      2,693,520
                                                                                                             --------------
                                                                                                                  7,809,444

Semiconductors &            179,600    Advanced Micro Devices, Inc. (b)                                           3,954,797
Semiconductor               225,700    LSI Logic Corp. (b)                                                        1,236,836
Equipment--2.5%             117,800    Micron Technology, Inc. (b)                                                1,454,830
                                                                                                             --------------
                                                                                                                  6,646,463

Software--0.5%               39,200    Computer Associates International, Inc.                                    1,217,552

                                       Total Investments in Common Stocks (Cost--$186,941,651)--76.4%           203,532,037


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                         Beneficial
                           Interest    Short-Term Securities                                                       Value
                        $ 1,559,723    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (e)           $    1,559,723

                                       Total Investments in Short-Term Securities (Cost--$1,559,723)--0.7%        1,559,723

                        Total Investments (Cost--$350,815,184**)--140.7%                                        374,650,498
                        Liabilities in Excess of Other Assets--(40.7%)                                        (108,305,533)
                                                                                                             --------------
                        Net Assets--100.0%                                                                   $  266,344,965
                                                                                                             ==============

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase of the Fund.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  350,861,023
                                                     ==============
    Gross unrealized appreciation                    $   26,730,611
    Gross unrealized depreciation                       (2,941,136)
                                                     --------------
    Net unrealized appreciation                      $   23,789,475
                                                     ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Non-income producing security.

(c) Floating rate note.

(d) The security is a perpetual bond and has no definite maturity date.

(e) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
    Affiliate                               Activity         Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I            $1,559,723        $89,636


    See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Statement of Assets, Liabilities and Capital

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$349,255,461)                                                                  $   373,090,775
           Investments in affiliated securities, at value (identified cost--$1,559,723)                           1,559,723
           Cash                                                                                                      38,017
           Receivables:
               Interest (including $10,991 from affiliates)                               $     1,374,941
               Securities sold                                                                    762,683
               Dividends                                                                          497,673         2,635,297
                                                                                          ---------------
           Prepaid expenses                                                                                           5,370
                                                                                                            ---------------
           Total assets                                                                                         377,329,182
                                                                                                            ---------------

Liabilities

           Loans                                                                                                109,000,000
           Payables:
               Dividends and distributions to shareholders                                      1,293,819
               Investment adviser                                                                 305,205
               Offering costs                                                                     232,568
               Interest on loans                                                                   75,836
               Other affiliates                                                                     1,359
               Distributor                                                                             53         1,908,840
                                                                                          ---------------
           Accrued expenses                                                                                          75,377
                                                                                                            ---------------
           Total liabilities                                                                                    110,984,217
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   266,344,965
                                                                                                            ===============

Capital

           Common Stock, $.10 par value; 200,000,000 shares authorized                                      $     1,283,024
           Paid-in capital in excess of par                                                                     243,115,117
           Accumulated distributions in excess of investment income--net                  $      (44,301)
           Accumulated realized capital losses--net                                           (1,844,189)
           Unrealized appreciation--net                                                        23,835,314
                                                                                          ---------------
           Total accumulated earnings--net                                                                       21,946,824
                                                                                                            ---------------
           Total capital--Equivalent to $20.76 per share based on 12,830,236 shares
           of capital stock outstanding (market price--$18.32)                                              $   266,344,965
                                                                                                            ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Statement of Operations

For the Period April 30, 2004++ to December 31, 2004
Investment Income

           Dividends (net of $32,998 foreign withholding tax)                                               $     5,961,696
           Interest (including $89,636 from affiliates)                                                           3,337,102
                                                                                                            ---------------
           Total income                                                                                           9,298,798
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,012,038
           Loan interest expense                                                                1,294,799
           Borrowing costs                                                                        121,751
           Professional fees                                                                       88,410
           Accounting services                                                                     69,810
           Custodian fees                                                                          57,417
           Printing and shareholder reports                                                        24,588
           Transfer agent fees                                                                     12,487
           Directors' fees and expenses                                                            12,334
           Pricing services                                                                         5,540
           Other                                                                                   21,699
                                                                                          ---------------
           Total expenses before waiver                                                         3,720,873
           Waiver of expenses                                                                   (395,632)
                                                                                          ---------------
           Total expenses after waiver                                                                            3,325,241
                                                                                                            ---------------
           Investment income--net                                                                                 5,973,557
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                   126,422
               Options written--net                                                             (482,472)         (356,050)
                                                                                          ---------------
           Unrealized appreciation on investments--net                                                           23,835,314
                                                                                                            ---------------
           Total realized and unrealized gain--net                                                               23,479,264
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    29,452,821
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Statement of Changes in Net Assets

                                                                                                           For the Period
                                                                                                          April 30, 2004++
                                                                                                          to December 31,
Increase (Decrease) in Net Assets:                                                                              2004
Operations

           Investment income--net                                                                           $     5,973,557
           Realized loss--net                                                                                     (356,050)
           Unrealized appreciation--net                                                                          23,835,314
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                  29,452,821
                                                                                                            ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                               (6,210,003)
           Realized gain--net                                                                                   (1,295,994)
           Tax return of capital                                                                                  (192,145)
                                                                                                            ---------------
           Net decrease in net assets resulting from dividends and distributions to shareholders                (7,698,142)
                                                                                                            ---------------

Capital Stock Transactions

           Proceeds from issuance of Common Stock                                                               244,957,500
           Offering costs resulting from the issuance of Common Stock                                             (467,222)
                                                                                                            ---------------
           Net increase in net assets resulting from capital stock transactions                                 244,490,278
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         266,244,957
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   266,344,965
                                                                                                            ===============
               * Accumulated distributions in excess of investment income--net                              $      (44,301)
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Statement of Cash Flows

For the Period April 30, 2004++ to December 31, 2004
Cash Used for Operating Activities

           Net increase in net assets resulting from operations                                             $    29,452,821
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                          (1,872,614)
               Increase in prepaid expenses and other assets                                                        (5,370)
               Increase in other liabilities                                                                        457,830
               Realized and unrealized gain--net                                                               (24,054,725)
               Amortization of premium                                                                              886,227
           Proceeds from sales of long-term investments                                                          65,348,782
           Purchases of long-term investments                                                                 (416,058,221)
           Purchases of short-term investments--net                                                             (1,535,244)
                                                                                                            ---------------
           Net cash used for operating activities                                                             (347,380,514)
                                                                                                            ---------------

Cash Provided by Financing Activities

           Proceeds from issuance of Common Stock                                                               244,957,500
           Offering costs resulting from the issuance of Common Stock                                             (234,654)
           Cash receipts from borrowings                                                                        109,000,000
           Dividends paid to shareholders                                                                       (6,404,323)
                                                                                                            ---------------
           Net cash provided by financing activities                                                            347,318,523
                                                                                                            ---------------

Cash

           Net decrease in cash                                                                                    (61,991)
           Cash at beginning of period                                                                              100,008
                                                                                                            ---------------
           Cash at end of period                                                                            $        38,017
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $     1,218,963
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                    April 30, 2004++
                                                                                                          to December 31,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net                                                                                       .46
           Realized and unrealized gain--net                                                                           1.84
                                                                                                            ---------------
           Total from investment operations                                                                            2.30
                                                                                                            ---------------
           Less dividends and distributions:
               Investment income--net                                                                                 (.48)
               Realized gain--net                                                                                     (.11)
               Tax return of capital                                                                                  (.01)
                                                                                                            ---------------
           Total dividends and distributions                                                                          (.60)
                                                                                                            ---------------
           Offering costs resulting from the issuance of Common Stock                                                 (.04)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         20.76
                                                                                                            ===============
           Market price per share, end of period                                                            $         18.32
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                     12.30%+++
                                                                                                            ===============
           Based on market price per share                                                                       (5.36%)+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                                    1.20%*
                                                                                                            ===============
           Expenses, net of waiver                                                                                   1.96%*
                                                                                                            ===============
           Expenses                                                                                                  2.19%*
                                                                                                            ===============
           Investment income--net                                                                                    3.52%*
                                                                                                            ===============

Leverage

           Amount of borrowings outstanding, end of period (in thousands)                                   $       109,000
                                                                                                            ===============
           Average amount of borrowings outstanding during the period (in thousands)                        $        98,750
                                                                                                            ===============
           Average amount of borrowings outstanding per share during the period                             $          7.70
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       266,345
                                                                                                            ===============
           Portfolio turnover                                                                                        19.88%
                                                                                                            ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Capital and Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on April 30, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on April 13, 2004 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly, commencing in September
2004. Distributions of capital gains are recorded on the ex-dividend dates.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $192,145 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to a tax return of capital.
This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee. For the period April 30, 2004 to December 31, 2004, FAM earned fees of $2,012,038, of which $395,632 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period April 30, 2004 to December 31, 2004, MLPF&S received underwriting fees of $9,405,728 in connection with the issuance of the Fund's Common Stock.

For the period April 30, 2004 to December 31, 2004, the Fund reimbursed the underwriters $85,543 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's
Common Stock.

In addition, MLPF&S received $6,579 in commissions on the execution of portfolio security transactions for the Fund for the period April 30, 2004 to December 31, 2004.

For the period April 30, 2004 to December 31, 2004, the Fund reimbursed FAM $3,874 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period April 30, 2004 to December 31, 2004 were $416,058,222 and $66,111,465, respectively.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)


Transactions in options written for the period April 30, 2004 to December 31, 2004 were as follows:

                                         Number of         Premiums
Call Options Written                     Contracts         Received

Outstanding call options written,
   beginning of period                          --               --
Options written                            125,892    $   5,963,176
Options closed                            (42,542)      (2,084,480)
Options expired                           (83,350)      (3,878,696)
                                     -------------    -------------
Outstanding call options written,
   end of period                                --               --
                                     =============    =============


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period April 30, 2004 to December 31, 2004 increased 12,825,000 from shares sold.


5. Short-Term Borrowings:
On May 26, 2004, the Fund entered into a $135,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the euro-dollar rate plus .75% or the highest of the federal funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which include a commitment fee for this facility at the annual rate of .10% and a program fee of .24% on the borrowings outstanding.

For the period April 30, 2004 to December 31, 2004, the average amount borrowed was approximately $98,750,000 and the daily weighted average borrowing rate was 1.93%.


6. Distributions to Shareholders:
The tax character of distributions paid during the period April 30, 2004 to December 31, 2004 was as follows:

                                                       4/30/2004++
                                                            to
                                                        12/31/2004

Distributions paid from:
  Ordinary income                                   $     7,505,997
  Tax return of capital                                     192,145
                                                    ---------------
Total taxable distributions                         $     7,698,142
                                                    ===============

++ Commencement of operations.


As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                                        --
Unrealized gains--net                                   21,946,824*
                                                    ---------------
Total accumulated earnings--net                     $    21,946,824
                                                    ===============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Capital and Income Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments of Capital and Income Strategies Fund, Inc. as of December 31, 2004 and the related statements of operations, cash flows, changes in net assets and the financal highlights for the period April 30, 2004 (commencement of operations) through December 31, 2004. These financial statements and and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by corresondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital and Income Strategies Fund, Inc. as of December 31, 2004, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period April 30, 2004 through December 31, 2004, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2005



Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Capital and Income Strategies Fund, Inc.
to shareholders of record on December 23, 2004:
Qualified Dividend Income for Individuals                                      92.75%*
Dividends Qualifying for the Dividends Received Deduction for Corporations     63.07%*

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Please retain this information for your records.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemption that will permit the Fund to make periodic distributions of realized long-term capital gains to its stockholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its stockholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a stockholder's tax basis in his or her stock. In effect, a return of capital is the return of a stockholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a stockholder in excess of such stockholder's tax basis in his or her stock will generally be taxable to the stockholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies. It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's common stockholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to stockholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's common stock.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Officers and Directors
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    2004 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            163 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                  since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim          Director     2004 to   Professor of Finance and Economics at the     14 Funds       None
P.O. Box 9095                       present   Columbia University Graduate School of        17 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. from 1997 to 2002; Chairman
Age: 64                                       of Wave Hill, Inc. since 1990.


James T. Flynn         Director     2004 to   Chief Financial Officer of JP Morgan & Co.,   14 Funds       None
P.O. Box 9095                       present   Inc. from 1990 to 1995 and an employee of     17 Portfolios
Princeton,                                    JP Morgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 65


W. Carl Kester         Director     2004 to   Mizuho Financial Group Professor of           14 Funds       None
P.O. Box 9095                       present   Finance; Senior Associate Dean and Chairman   17 Portfolios
Princeton,                                    of the MBA Program of Harvard University
NJ 08543-9095                                 Graduate School of Business Administration
Age: 53                                       since 1999; James R. Williston Professor of
                                              Business Administration of Harvard University
                                              Graduate School of Business from 1997 to
                                              1999; MBA Class of 1977, Professor of Business
                                              Administration of Harvard University Graduate
                                              School of Business Administration from 1981
                                              to 1997; Independent Consultant since 1978.


Karen P. Robards       Director     2004 to   President of Robards & Company, a financial   14 Funds       None
P.O. Box 9095                       present   advisory since 1987; formerly an investment   17 Portfolios
Princeton,                                    banker with Morgan Stanley for more than ten
NJ 08543-9095                                 years; Director of Enable Medical Corp. since
Age: 54                                       1996; Director of Atricure, Inc. since 2000;
                                              Director of CineMuse Inc. from 1996 to 2000;
                                              Director of the Cooke Center for Learning and
                                              Development, a not-for-profit organization,
                                              since 1987.


* The Director's term is unlimited. Directors serve untill their resignation, removal or death, or until December 31 of the year in which they turn 72.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Officers and Directors (concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         2004 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and                    and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011          Treasurer              of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 44                                       to 2001.


John Burger            Vice         2004 to   Managing Director (Global Fixed Income) of MLIM since 2004; and Director of
P.O. Box 9011          President    present   MLIM from 1998 to 2004.
Princeton,
NJ 08543-9011
Age: 42


Brian J. Fullerton     Vice         2004 to   Chief Investment Officer for MLIM Americas region and Head of MLIM Global
P.O. Box 9011          President    present   Risk Management and Performance Measurement since 2001; and Head of Risk
Princeton,                                    Management for MLIM Americas from 1999 to 2001.
NJ 08543-9011
Age: 44


Kevin M. Rendino       Vice         2004 to   Managing Director (Equities) of MLIM since 2000; and Director of MLIM from
P.O. Box 9011          President    present   1997 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Patrick Maldari        Vice         2004 to   Managing Director (Global Fixed Income) of MLIM since 2000; and Director of
P.O. Box 9011          President    present   MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 42


Robert J. Martorelli   Vice         2004 to   Managing Director (Equities) of MLIM since 2000; and Director of MLIM from
P.O. Box 9011          President    present   1997 to 2000.
Princeton,
NJ 08543-9011
Age: 47


Romualdo Roldan        Vice         2004 to   Managing Director (Global Fixed Income) of MLIM since 2000; Vice President
P.O. Box 9011          President    present   of MLIM from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 58


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director.
Age: 53


Alice A. Pellegrino    Secretary    2004 to   Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director
P.O. Box 9011                       present   (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Princeton,                                    2002; Attorney associated with MLIM since 1997.
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
CII


Effective January 1, 2005, Terry K. Glenn retired as President and Director of Capital and Income Strategies Fund, Inc. The Fund's
Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


CAPITAL AND INCOME STRATEGIES FUND, INC., DECEMBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T.
Flynn and (4) Karen P. Robards.

The registrant's board of directors has determined that David O.
Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.


Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending December 31, 2004 - $42,400
                     Fiscal Year Ending December 31, 2003 - $N/A

(b) Audit-Related Fees -
                     Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $N/A

(c) Tax Fees -       Fiscal Year Ending December 31, 2004 - $5,200
                     Fiscal Year Ending December 31, 2003 - $N/A

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending December 31, 2004 - $11,926,355
    Fiscal Year Ending December 31, 2003 - $18,621,495

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

David O. Beim
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) -The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Capital and Income Strategies Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 24, 2005